
<ARTICLE>    5
<LEGEND>    Supplemental information to be Furnished With Reports Filed Pursuant to Section 15-d of the Exchange Act By Non-reporting Issuers
1) The Company has not issued any annual report to its stockholders during or for the 2000 fiscal year.
2) The Company did not issue a proxy statement, form of proxy or other proxy soliciting material to the Company's stockholders for any purpose during the
2000 fisca

<PERIOD-TYPE>                                           YEAR
<PERIOD-START>                                   Dec-31-2000
<FISCAL-YEAR-END>                                Dec-31-2000
<PERIOD-END>                                     Dec-31-2000
<CASH>                                                     0
<SECURITIES>                                               0
<RECEIVABLES>                                              0
<ALLOWANCES>                                               0
<INVENTORY>                                                0
<CURRENT-ASSETS>                                           0
<PP&E>                                                     0
<DEPRECIATION>                                             0
<TOTAL-ASSETS>                                             0
<CURRENT-LIABILITIES>                                111,639
<BONDS>                                                    0
<PREFERRED-MANDATORY>                                      0
<PREFERRED>                                                0
<COMMON>                                             151,210
<OTHER-SE>                                         1,607,988
<TOTAL-LIABILITY-AND-EQUITY>                               0
<SALES>                                                    0
<TOTAL-REVENUES>                                           0
<CGS>                                                      0
<TOTAL-COSTS>                                              0
<OTHER-EXPENSES>                                         550
<LOSS-PROVISION>                                           0
<INTEREST-EXPENSE>                                     4,286
<INCOME-PRETAX>                                      (4,836)
<INCOME-TAX>                                               0
<INCOME-CONTINUING>                                        0
<DISCONTINUED>                                             0
<EXTRAORDINARY>                                            0
<CHANGES>                                                  0
<NET-INCOME>                                               0
<EPS-BASIC>                                              (0)
<EPS-DILUTED>                                            (0)

